Mirae Asset Discovery Funds

(the “Trust”)

Emerging Markets Fund

(the “Fund””)

Supplement dated April 28, 2021 to the Prospectus dated August 28, 2020

This Supplement is provided to update, and should be read in conjunction with, the information provided in the Fund’s Prospectus dated August 28, 2020 (the “Prospectus”). This Supplement relates only to the Fund.

Effective April 28, 2021, Wei Wei Chua will no longer serve as a Co-Portfolio Manager of the Fund and will be replaced by Phil Lee. Therefore, the following updates are made to the Fund’s Prospectus:

Under the “Fund Summaries” section of the Prospectus for the Emerging Markets Fund, the “Portfolio Managers” subsection on page 5 of the Prospectus is deleted in its entirety and replaced with the following:

Portfolio Managers

William Malcolm Dorson, Portfolio Manager for the Investment Manager, Rahul Chadha, Co-Chief Investment Officer of Mirae Asset Hong Kong, and Phil Lee, Portfolio Manager of Mirae Asset Hong Kong, are jointly and primarily responsible for the day-to-day management of the Fund. Mr. Dorson has managed the Fund since December 2016; Mr. Chadha has managed the Fund since its inception; and Mr. Lee has managed the Fund since April 28, 2021.

The “Emerging Markets Fund” subsection under the “Portfolio Managers” section on page 23 of the Prospectus is deleted in its entirety and replaced with the following:

Emerging Markets Fund

Information about William Malcolm Dorson, Rahul Chadha and Phil Lee, the portfolio managers jointly and primarily responsible for the day-to-day management of Emerging Markets Fund, is set forth below.

Portfolio Managers	Since	Recent Professional Experience
William Malcolm Dorson	2016	William Malcolm Dorson is a Portfolio Manager/Senior Investment Analyst focusing on the emerging markets ex-Asia. Prior to joining Mirae Asset, Mr. Dorson was an investment analyst at Ashmore Group from 2013 to 2015 where he covered Latin America. From 2009 to 2011, Mr. Dorson worked at Citigroup, as an Assistant Vice President focusing on asset management for ultra high net worth clients. Mr. Dorson began his career in 2006 as an analyst on the convertible securities team at Deutsche Bank. Mr. Dorson holds an M.B.A. from the Wharton School, an M.A. in International Studies from the Lauder Institute, and a Bachelor of Arts degree from the University of Pennsylvania. Mr. Dorson is based in New York and is fluent in Portuguese.
Rahul Chadha	2010	Rahul Chadha is a Co-Chief Investment Officer of Mirae Asset Hong Kong. Prior to joining Mirae Asset Hong Kong as a Senior Portfolio Manager in 2006, Mr. Chadha was with Aviva Life Insurance from 2003 to 2005 as a senior research analyst on their India team and with Standard Chartered Mutual Funds from 2005 to 2006 as a senior equity analyst responsible for sector coverage in India. He holds a Master of Finance and Control degree and a Bachelor of Business Studies degree from the University of Delhi and is fluent in Hindi.
Phil Lee	2021

Mr. Lee has been with Mirae Asset Hong Kong since 2007. He has lead the Asia Pacific Research Team since 2014 and started managing the Luxembourg-domiciled Mirae Asset Asia Growth Equity Fund in January 2015. He has also managed a number of China flagship funds domiciled in Luxembourg and Korea since March 2019. He is the author of the book titled “The Future of Asia Investment” (in Korean), in which he analyzed Asian investment opportunities. He is also a regular columnist to various news media in Korea. Phil earned his Bachelor’s degree in Economics from Seoul National University.  He speaks Korean, English and reads Mandarin.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FURTHER REFERENCE

Mirae Asset Discovery Funds

(the “Trust”)

Emerging Markets Fund

(the “Fund”)

Supplement dated April 28, 2021 to the Statement of Additional Information (“SAI”) dated August 28, 2020

This Supplement is provided to update, and should be read in conjunction with, the information provided in the Fund’s SAI dated August 28, 2020.

Effective April 28, 2021, Wei Wei Chua will no longer serve as a Co-Portfolio Manager of the Fund and will be replaced by Phil Lee. Therefore, the following updates are made to the Fund’s SAI:

The “Management of Other Funds and Accounts” subsection under the “Portfolio Managers” section on page 23 of the Fund’s SAI, as it relates to the Fund, is being deleted in its entirety and is being replaced with the following:

Management of Other Funds and Accounts. The following table sets forth information about funds and accounts other than the Fund for which the portfolio managers are jointly and primarily responsible for the day-to-day portfolio management as of April 28, 2020.

	Number of Other Accounts Managed and Assets by Account Type[1,2]
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Names of Portfolio Managers	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed
Emerging Markets Fund
William Malcolm Dorson	4	$642,815,935	5	$78,162,928	0	$0
Rahul Chadha	3	$71,000,000	11	$584,600,000	1	$195,990,000
Phil Lee[3,4]	0	$0	29	$3,791,540,000	0	$0

1   None of the portfolio managers managed any accounts or assets that charge performance-based fees as of April 30, 2020.

2   If an account is managed by a team, the total number of accounts and assets have been allocated to each respective team member. Therefore, most accounts and assets have been counted two or more times.

3 Information for Phil Lee is as of March 31, 2021.

4 Phil Lee did not manage any accounts or assets that charged performance-based fees as of March 31, 2021.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FURTHER REFERENCE